UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2017

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 18, 2017, Sprague Operating Resources LLC ("Sprague"), a wholly owned subsidiary of Sprague Resources LP ("Sprague Resources"), entered into an Purchase and Sale Agreement (the "Agreement") with Coen Oil Company, LLC, Coen Markets, Inc., and The Thomaston Land Company, LLC (collectively, "Coen") to acquire Coen's fuel distribution and energy field services business (the "Purchased Business"). The acquisition includes the acquisition of the membership interests of Coen Energy, LLC and Coen Transport, LLC and the acquisition of certain assets of Coen. Terms used but not otherwise defined herein are used as defined in the Agreement.
The aggregate purchase price for the Purchased Business will be (i) the Base Purchase Price of $33,750,000 plus (ii) Closing Cash, if any, plus (iii) the Petroleum Products Inventory Value, plus (iv) Capital Expenditures plus Assumed Liabilities. Sprague shall pay to Coen additional cash consideration in the form of an Earnout Amount (the Earnout Amount is dependent on the Purchased Business’ performance and may be up to a maximum of $12 million). Subject to the terms of the Agreement, the Earnout Amount will be paid within 30 days of each of the first three anniversaries of the Closing Date.
Each of the parties has agreed to certain customary representations, warranties and covenants in the Agreement. The consummation of the transaction is subject to the satisfaction or waiver of customary conditions, as set forth in the Agreement, including, among other things, receipt of third party and any applicable regulatory approvals.
The Agreement may be terminated at any time prior to the Closing under a number of conditions that include, but are not limited to, the following: (i) by mutual written agreement of the parties; (ii) by Sprague if there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Coen that would give rise to the failure of certain closing conditions; (iii) by Coen if there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Sprague that would give rise to the failure of certain closing conditions; or (iv) by Coen at any time after sixty (60) days from the date of the Agreement, unless Coen is in material breach of the Agreement.
A copy of the Agreement is attached hereto as Exhibit 2.1 and a copy of the press release of Sprague Resources regarding such agreements is attached hereto as Exhibit 99.1. Each of the foregoing exhibits is incorporated herein by reference. The descriptions of the Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Agreement.
The Agreement has been included to provide security holders with information regarding their terms and is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Agreement were made solely for purposes of the Agreements and as of specific dates, are solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under such agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement which subsequent information may or may not be fully reflected in Sprague Resources LP’s public disclosures.
Item 7.01    Regulation FD Disclosure.
Beginning on September 19, 2017, Sprague Resources will be sharing a presentation with its investors highlighting key points associated with Coen’s provision of energy products and related services to energy filed services, commercial and residential customers. The presentation will be posted to the Investor Relations section of Sprague Resources' website, www.spragueenergy.com. A copy of the presentation is furnished herewith as Exhibit 99.2 and incorporated herein by reference in its entirety.
The information in this Item 7.01 and in Exhibit 99.2 attached to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Item 7.01, such Exhibit 99.2 or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
Any statements in this Current Report on Form 8-K or press release about future expectations, plans and prospects for Sprague Resources LP, including statements about the expected timetable for consummation of the proposed transaction, and any other statements about Sprague Resources LP, or about Sprague Resources LP’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of certain consents required in connection with the transaction which may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate Coen's operations into those of Sprague; the possibility that the integration of Coen into Sprague may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers); and, the ability of Sprague Resources GP LLC to retain certain key employees of Coen. Other applicable risks and uncertainties related to our business have been described more fully in Sprague Resources LP’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2017, and in subsequent Form 10-Q and Form 8-K filings, and other documents filed with the SEC. Sprague undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT	DESCRIPTION
2.1	Purchase and Sale Agreement, dated September 18, 2017, by and among Coen Oil Company, LLC, Coen Markets, Inc., and The Thomaston Land Company, LLC and Sprague Operating Resources LLC*
99.1	Press Release of Sprague Resources LP dated September 19, 2017
99.2	Sprague Resources LP - Coen Energy Acquisition presentation dated September 19, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to the Purchase and Sale Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: September 19, 2017